Exhibit 10.1

                             PYR ENERGY CORPORATION

                            2006 STOCK INCENTIVE PLAN

                         FORM OF STOCK OPTION AGREEMENT

     PYR Energy Corporation (the "Company"), pursuant to its 2006 Stock Incentive Plan (the "Plan"), hereby grants to Optionee listed below ("Optionee"), an option to purchase the number of shares of the Company's Common Stock set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

Optionee:                                   _________________________________
Date of Stock Option Agreement:             _________________________________
Date of Grant:                              _________________________________
Vesting Commencement Date*:                 _________________________________
Exercise Price per Share:                   _________________________________
Total Number of Shares Granted:             _________________________________
Term/Expiration Date:                       _________________________________

* Options issued under this Plan prior to September 27, 2006 included a provision stating that these options would not be exercisable until the American Stock Exchange had approved the listing application for shares issued pursuant to the Company's 2006 Stock Incentive Plan. Approval was obtained September 27, 2006, and options issued subsequent to that date do not have this provision.

Type of Option:     [ ] Incentive Stock Option or    [ ] Non-Incentive Stock
                                                         Option


Vesting Schedule:   The Option Shares subject to this Option shall vest
                    according to the following schedule:

                    -----------------------------------------------------------

                    -----------------------------------------------------------

Termination Period: This Option may be exercised, to the extent vested, for one month after Optionee ceases to be an Eligible Person, or such longer period as may be applicable upon the death or disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as provided above.

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II.  AGREEMENT
     ---------

     1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of shares of Common Stock (the "Option Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions, and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

     If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, if any) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Incentive Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

     2. Exercise of Option. This Option is exercisable as follows:

          (a) Right to Exercise.

               (i) This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Stock Option Agreement, Option Shares subject to this Option shall vest based on Optionee's continued status as an Eligible Person.

               (ii) This Option may not be exercised for a fraction of a Share.

               (iii) In the event of Optionee's death, disability or other termination of Optionee's status as an Eligible Person, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

               (iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (b) Method of Exercise. This Option shall be exercisable by written Notice (in the form attached as Exhibit A). The Notice must state the number of Option Shares for which the Option is being exercised, and such other representations and agreements with respect to such Option Shares as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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          No Option Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Option Shares may then be listed. Assuming such compliance, for income tax purposes the Option Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Option Shares.

     3. Optionee's Representations. If the Option Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Option Shares or other securities of the Company during the 180-day period (or such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Option Shares.

     5. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof:

          (a) cash;

          (b) check; or

          (c) with the consent of the Option Committee, any method of payment, or combination thereof that is permitted in the Plan.

     6. Restrictions on Exercise. If the issuance of Option Shares upon the exercise of this Option or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

     7. Termination of Relationship. If Optionee ceases to be an Eligible Person (other than by reason of Optionee's death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), Optionee may exercise this Option, to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within one month from such date (and in no event later than the expiration date of the term of this Option set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

                                       3
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     8. Disability of Optionee. If Optionee ceases to be an Eligible Person as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be an Eligible Person, but only within three months from such date (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be an Eligible Person, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

     9. Death of Optionee. If Optionee ceases to be an Eligible Person as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within three months following the date of death (and in no event later than the expiration date of the term of this Option as set forth in the Notice of Grant) by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

     10. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of Optionee.

     11. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.

     12. Restrictions on Option Shares. Optionee hereby agrees that Option Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Option Committee shall determine in its sole discretion. Such terms and conditions may, in the Option Committee's sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Option Committee shall determine and which the Optionee hereby agrees to enter into at the request of the Company.

                            (Signature Page Follows)







                                        4
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     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

                                           PYR ENERGY CORPORATION

                                           By:________________________________

                                           Name:______________________________

                                           Title:_____________________________

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTION SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2006 STOCK INCENTIVE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE, UNLESS THE COMPANY AND THE OPTIONEE HAVE AGREED OTHERWISE IN WRITING.

     Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Option Committee upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: __________________                  _____________________________________
                                           Name: _______________________________
                                           Address: ____________________________
                                           Address: ____________________________

                                    EXHIBIT A
                                    ---------

                             PYR ENERGY CORPORATION

                            2006 STOCK INCENTIVE PLAN

                                 EXERCISE NOTICE


PYR Energy Corporation
Attention: Stock Administration

     1. Exercise of Option. Effective as of today, ___________, _____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Option Shares") of PYR Energy Corporation (the "Company") under and pursuant to the Company's 2006 Stock Incentive Plan (the "Plan") and the Stock Option Agreement dated _____________________ (the "Option Agreement"). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:                                  ______________________________
Number of Option Shares as to which
Option is Exercised:                            ______________________________
Exercise Price per Share:                       $____________
Total Exercise Price:                           $____________
Certificate to be Issued in Name of:            ______________________________
Cash Payment Delivered Herewith:                $____________

Type of Option:     [ ] Incentive Stock Option   [ ] Non-Qualified Stock Option

     2. Representations of Optionee. Optionee acknowledges that Optionee has received, read, and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

     3. Rights as Shareholder. Until the stock certificate evidencing such Option Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Option Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Option Shares or the Company. Upon such exercise, Optionee shall have no further rights as a holder of the Option Shares.

     4. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase of the Option Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase of the Option Shares and that Optionee is not relying on the Company for any tax advice.

     5. Restrictive Legends and Stop-Transfer Orders.

          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Option Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Option Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Option Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Option Shares shall have been so transferred.

     6. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, representatives, administrators, successors, and assigns.

     7. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or committee thereof that is responsible for the administration of the Plan (the "Option Committee"), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Option Committee shall be final and binding on the Company and on Optionee.

     8. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     9. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     10. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     11. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Option Shares as set forth above in Section 1, as well as any applicable withholding tax.

     12. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement, and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:                            Submitted by:

PYR ENERGY CORPORATION                  OPTIONEE


By: ____________________________        _________________________________
Name: __________________________        Name: ___________________________
Its: ___________________________        Address: ________________________


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                                    EXHIBIT B
                                    ---------

                       INVESTMENT REPRESENTATION STATEMENT


OPTIONEE :
COMPANY  :     PYR Energy Corporation
SECURITY :     Common Stock
AMOUNT   :
DATE     :


     In connection with the purchase of the above-listed shares of Common Stock (the "Securities") of PYR Energy Corporation (the "Company"), the undersigned (the "Optionee") represents to the Company the following:


          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

          Under Rule 144, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the

Securities less than two (2) years, the satisfaction of the following conditions: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate; (2) the availability of certain public information about the Company; (3) the amount of Securities being sold during any three (3)-month period not exceeding the limitations specified in Rule 144(e); and (4) the timely filing of a Form 144, if applicable.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                       Signature of Optionee:



                                       _______________________________________
                                       Optionee

Date: _______________________, ____